Exhibit 10.9

THIS LEASING AGREEMENT IS MADE AND ENTERED INTO BY THE BUSINESS ENTITY, DESARROLLO INMOBILIARIO ERNESTO ZARAGOZA, S.A. DE C.V., REPRESENTED BY LIC. ERNESTO JESUS ZARAGOZA DE CIMA (HEREINAFTER, "THE LESSOR") AND BY THE BUSINESS PARTNERSHIP, NUPRO INNOVATION DE MEXICO, SA DE CV., REPRESENTED BY MRS. ELKE
VESELINOVIC   (HEREINAFTER  "THE  LESSEE")  UNDER  THE  FOLLOWING  RECITALS  AND
STIPULATIONS:

                                    RECITALS

     I "THE LESSOR" DECLARES:

          1) THAT IT IS A MEXICAN BUSINESS ENTITY INCORPORATED IN ACCORDANCE WITH THE GENERAL LAW FOR BUSINESS PARTNERSHIPS, BY PUBLIC DEED NUMBER 6501, VOLUME 203, DATED OCTOBER 18, 1994, PROTOCOLIZED BY LIC. ARNULFO SALAS CASTRO, NOTARY PUBLIC #10, AND RECORDED IN THE PROPERTY AND COMMERCE PUBLIC REGISTRY IN GUAYMAS, SONORA, ON OCTOBER 21, 1994, RECORD NUMBER 950, BOOK 1, VOL. 5, COMMERCE SECTION.

          2) THAT IT IS IN MATERIAL AND LEGAL POSSESION OF A REAL STATE PROPERTY, CURRENTLY ENTITLED DESARROLLO INMOBILIARIO ERNESTO ZARAGOZA, S.A. DE C.V., LOCATED AT CARRETERA INTERNACIONAL KILOMETRO 1983-84 SALIDA NORTE, IN GUAYMAS, SONORA, REAL ESTATE PROPERTY PURCHASED BY PUBLIC DEED NUMBER 8.919, VOL. 263, ON JULY 15TH, 1998, PROTOCOLIZED BY NOTARY PUBLIC NUMBER 10, LIC. ARNULFO SALAS CASTRO, RECORDED IN THE REAL ESTATE PROPERTY PUBLIC REGISTRY, RECORD NUMBER 53410, VOLUME 444, DATED OCTOBER 6, 1998.

     II "THE LESSEE" DECLARES:

          1) THAT IT IS A MEXICAN BUSINESS ENTITY, INCORPORATED PURSUANT TO PUBLIC DEED NUMBER 4.239, VOLUME 182, ON NOVEMBER 10, 1998, PROTOCOLIZED BY NOTARY PUBLIC NUMBER 89, LIC. SERGIO LLANES RUEDA, REGISTERED IN THE PROPERTY AND COMMERCE PUBLIC REGISTRY IN GUAYMAS, SONORA, IN THE COMMERCE SECTION, BOOK 1, RECORD NUMBER 1989, VOL. 50, ON NOVEMBER 25, 1998.

          2) THAT IT WISHES TO LEASE THE REAL STATE PROPERTY DESCRIBED BY THE LESSOR IN HIS RECITALS, PARAGRAPHS 1 AND 2 OF THE PRESENT AGREEMENT.

THE PRECEEDING RECITALS HAVING BEEN ACCEPTED, THE PARTICIPANTS UNANIMOUSLY AGREE TO THE FOLLOWING ARTICLES:

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                                    ARTICLES

FIRST: LEASING.- "THE LESSOR" GIVES AND "THE LESSEE" ACCEPTS IN LEASING THE PROPERTY DESCRIBED IN THE RECITAL 1 OF THIS AGREEMENT, THE SAME THAT IS LOCATED IN GUAYMAS, SONORA.

SECOND: USE OR DESTINATION OF THE LEASED PROPERTY.- "THE LESSEE" WILL USE THE LEASED BUILDING FOR THE FABRICATION, TRANSFORMATION OR ASSEMBLY OF DIFFERENT MATERIALS.

THIRD: SUBLETTING.- "THE LESSEE" DOES NOT HAVE THE RIGHT TO SUBLET THE PROPERTY DEALT WITH IN THIS AGREEMENT, AS A WHOLE OR IN PART, WITHOUT PREVIOUS AUTHORIZATION FROM "THE LESSOR"

FOURTH: LEASING PRICE.- THE MONTHLY RENT THAT "THE LESSEE" WILL PAY WITHIN THE FIRST FIVE DAYS OF EACH MONTH IS $3,621.00 (THREE THOUSAND SIX HUNDRED AND TWENTY ONE DOLLARS) PLUS IVA TAX, OR IT CAN BE PAID IN PESOS AT THE EXCHANGE RATE PUBLISHED BY THE LOCAL BANK.

FIFTH: LATE CHARGES.- IN CASE OF LATE PAYMENT OF RENT, THERE WILL BE AN INTEREST CHARGED IN FAVOR OF "THE LESSOR" AND PAID BY "THE LESSEE" EQUAL TO MULTIPLYING THE FEDERAL TREASURY CERTIFICATES PLUS FIVE POINTS, DURING ALL THE LATE TIME.

SIXTH: TAXES AND UTILITIES.- "THE LESSEE" WILL BE RESPONSIBLE FOR ALL THE EXPENSES INCURRED INTO IN THE LEASED BUILDING, SUCH AS WATER, ELECTRICITY, TELEPHONE AND OTHER NECESSARY UTILITIES, AND WILL NOT BE RESPONSIBLE FOR ANY OTHER TAX THAT LEGALLY CORRESPOND TO "THE LESSOR", WHO WILL BE RESPONSIBLE FOR THEM.

SEVENTH: MAINTENANCE.- THE RESPONSIBILITY CONCERNING MAINTENANCE, REPAIRS AND REPLACEMENTS WILL BE RULED BY THE FOLLOWING STIPULATIONS:

     1) "THE LESSEE" WILL MAINTAIN AND REPAIR AT HIS EXPENSE THE LEASED AREA, INCLUDING THE SERVICE FACILITIES OF THE BUILDING.

     2) "THE LESSEE" IS ALLOWED TO PLACE AT HIS EXPENSE ON THE EXTERIOR OR THE INTERIOR OF THE LEASED BUILDING, THE SIGNS AND AWNINGS REQUIRED FOR A BETTER DEVELOPMENT OF HIS BUSINESS, SUBJECT TO THE OBLIGATION OF REPAIRING ANY DAMAGE CAUSED BY THE INSTALLATION OR REMOVAL OF THEM.

EIGHTH: REMODELING.- "THE LESSEE" WILL NOT BE ABLE TO CHANGE THE STRUCTURE OR THE BASIC SERVICES, AND WILL NOT MAKE ANY CHANGES WHATSOEVER WITHOUT A WRITTEN AUTHORIZATION FROM "THE LESSOR". ALL THE PERMANENT IMPROVEMENTS THAT "THE LESSEE" MIGHT MAKE AND THAT COULD NOT BE SEPARATED FROM THE BUILDING WITHOUT AFFECTING ITS NATURE, WILL BECOME "THE LESSOR"S PROPERTY AT THE END OF THE AGREEMENT.

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NINETH:  INSURANCES.-  "THE  LESSEE"  IS UNDER THE  OBLIGATION  OF  KEEPING  HIS
FURNITURE AND EQUIPMENT INSURED DURING THE EFFECTIVE TIME OF THIS AGREEMENT.

TENTH: TERM OF ENFORCEMENT.- THIS AGREEMENT WILL BE IN FORCE FOR FIVE YEARS ON BOTH PARTIES, STARTING ON THE FIRST OF MAY, 2001 AND ENDING ON THE 30TH OF APRIL, 2006.

AT THE END OF THE FIVE YEARS STATED ABOVE, "THE LESSEE" COULD LEASE THE BUILDING FOR FIVE MORE YEARS, PROVIDED THE LESSEE IS CURRENT WITH THE RENT PAYMENTS.

ELEVENTH: CONVENTIONAL PENALTIES.- IN CASE ANY OF THE PARTIES BREACHES ANY OF HIS RESPONSIBILITIES UNDER THIS AGREEMENT, THEREFORE CAUSING A BREACH OF THIS CONTRACT, HE WILL HAVE TO PAY THE OTHER PARTY AS A CONVENTIONAL FINE, AN AMOUNT EQUAL TO TWELVE TIMES THE LAST MONTHLY RENT PAID AT THE MOMENT OF BREACH.

INDEPENDENT FROM THIS PROVISION, THE PARTIES EXPRESELY AGREE TO THE FOLLOWING CONTRACTUAL PENALTY: IN THE EVENT "THE LESSEE" DOES NOT VACATE THE BUILDING AT THE TIME OF THE END OF THIS AGREEMENT, HE IS OBLIGATED TO PAY "THE LESSOR" THE MONTHLY RENT PLUS AN AMOUNT EQUAL TO 100% UNTIL THE BUILDING IS VACATED.

TWELVETH: VACATING THE PREMISES.- ON THE LAST DAY OF THIS LEASE CONTRACT, OR ON THE DAY OF AN ANTICIPATED TERMINATION, "THE LESSEE" WILL HAVE TO VACATE THE PREMISES AND RETURN THEM TO "THE LESSOR" WITHOUT DELAY, IN GOOD ORDER AND IN THE SAME CONDITION AS THEY WERE RECEIVED, EXCEPT FOR THE DETERIORATION CAUSED BY TIME AND NORMAL WEAR AND TEAR. ALL THE SIGNS, INSCRIPTIONS AND AWNINGS INSTALLED BY "THE LESSEE", AFTER WRITTEN NOTICE TO "THE LESSOR", WILL BE REMOVED BEFORE VACATING THE BUILDING, AND "THE LESSEE" MUST REPAIR ALL DAMAGES OR DEFECTS CAUSED BY THEIR INSTALLATION OR REMOVAL.

THIRTEENTH": RIGHT TO BID.- "THE LESSEE" WILL HAVE THE RIGHT OF PREFERENCE FOR BIDDING, IN THE EVENT "THE LESSOR" DECIDES TO SELL THE BUILDING REFERRED TO IN THIS LEASING CONTRACT, UNDER THE FOLLOWING CLAUSES AND STIPULATIONS:

     1) THIS RIGHT FOR BIDDING CAN BE EXERCISED ONLY IF "THE LESSEE" HAS COMPLIED WITH EACH AND EVERY ONE OF HIS MONETARY OBLIGATIONS UNDER THIS CONTRACT.

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     2) THE RENT  PAYMENTS  OR THE  IMPROVEMENTS  MADE TO THE  BUILDING  BY "THE
LESSEE" WILL NOT BE CONSIDERED AS PART OF THE PRICE TO BE PAID UNDER THIS RIGHT OF PREFERENCE.

     3) WHEN "THE LESSOR" RECEIVES AN OFFER, HE WILL INFORM "THE LESSEE" IN WRITING ABOUT ITS TERMS AND CONDITIONS, AND "THE LESSEE" WILL HAVE SIXTY WORKING DAYS TO ANSWER IN WRITING TO "THE LESSOR". IN THE EVENT OF A NEGATIVE ANSWER, OR IN CASE NO ANSWER IN WRITING WITH ACKNOWLEDGEMENT OF RECEIPT IS RECEIVED WITHIN THE TIME MENTIONED HEREWITH, "THE LESSOR" WILL BE FREE TO SELL THE PROPERTY. IN CASE THE ANSWER IS AFFIRMATIVE, "THE LESSEE" WILL PAY UNDER THE SAME TERMS OF THE PROPOSED OFFER, WITH THE OPTION TO BUY SHARES REPRESENTATIVE OF THE CAPITAL OF THE COMPANY, UNDER AN AGREEMENT WITH THE SHAREHOLDERS.

     4) THIS RIGHT OF PREFERENCE FOR BIDDING CANNOT BE GIVEN, ASSIGNED, SOLD OR TRANSFERRED TO ANY OTHER PERSON, OR ENTITY.

FOURTEENTH: ECOLOGICAL RESPONSIBILITY.- "THE LESSEE" WILL BE RESPONSIBLE FOR THE PROPER USE, STORAGE AND HANDLING OF DANGEROUS MATERIALS OR RESIDUES, AS THEY ARE DEFINED IN THE FEDERAL, STATE OR MUNICIPAL LAWS, RULES AND REGULATIONS THAT APPLY.

"THE LESSEE" WILL INDEMNIFY ANY THIRD PARTY THAT MAY BE AFFECTED AND WILL BE RESPONSIBLE FOR ALL DAMAGES DERIVED FROM USAGE, STORAGE AND HANDLING OF SUCH DANGEROUS MATERIALS AND RESIDUES.

"THE LESSEE" WILL RELEASE "THE LESSOR" FROM ANY CLAIM THAT COULD ARISE FROM THE ABOVE MENTIONED SUPPOSSITIONS, INCLUDING PAYMENT FOR DAMAGES OR INDEMNIZATIONS FOR DAMAGES CAUSED TO A PHYSICAL PERSON, TO PROPERTY OR TO THE ENVIRONMENT IN GENERAL.

FIFTEENTH: TRANSFER OF RIGHTS.- ONLY AFTER WRITTEN CONSENT FROM THE OTHER PARTY, WILL THE CONTRACTING PARTIES BE ABLE TO GIVE, SURRENDER, TRANSFER, ENCUMBER, TRUST OR IN ANY OTHER WAY AFFECT THE RIGHTS THAT CORRESPOND TO THEM UNDER THIS CONTRACT, SUCH CONSENT WILL HAVE TO BE OBTAINED IN WRITING PREVIOUS TO THE IMPLEMENTATION OF THE RELATED LEGAL ACTION, WHICH, IF NOT, WILL BE ABSOLUTELY NULL.

SIXTEENTH: MODIFICATIONS.- NO MODIFICATION OR WAIVING OF ANY OF THE STIPULATIONS OF THIS CONTRACT WILL BE EFFECTIVE, EXCEPT WHEN AGREED TO IN WRITING AND SIGNED BY BOTH PARTIES.

SEVENTEENTH: JURISDICTION.- THIS LEASING CONTRACT WILL BE MANDATORY FOR BOTH PARTIES AND WILL BE SUBJECT TO THE LAWS APPLICABLE TO THE STATE OF SONORA, AND IN CASE OF ANY CONTROVERSY, SUBJECT TO THE JUDGMENT OF A COURT OF LAW IN GUAYMAS, SONORA.

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EIGHTEENTH:  NOTICES AND LEGAL  ADDRESSES.-  EVERY  INFORMATION AND NOTIFICATION
WILL BE SENT IN WRITING WITH ACKNOWLEDGEMENT OF RECEIPT, TO THE LEGAL ADDRESSES PROVIDED BY THE PARTIES, UNTIL EITHER OF THE PARTIES GIVES WRITTEN NOTICE OF ANY CHANGE OF ADDRESS.

THE FOLLOWING SHALL BE CONSIDERED AS LEGAL ADDRESSES:

"THE LESSOR": ON AVENIDA ABELARDO L. RODRIGUEZ 99 ORIENTE, BETWEEN 21 AND 22, GUAYMAS, SONORA

"THE LESSEE:  AT CARRETERA  INTERNACIONAL  KM 1983-84,  SALIDA  NORTE,  GUAYMAS,
SONORA


"THE LESSOR"                                       "THE LESSEE"



LIC. ERNESTO JESUS ZARAGOZA                        MRS. ELKE VESELINOVIC
DE CIMA, DESARROLLO INMOBILIARIO                   NUPRO INNOVATION DE
ERNESTO ZARAGOZA, S.A DE C.V.                      MEXICO, S.A. DE C.V.


                                   WITNESSES:


C.P. NANCY I. GONZALEZ  ROSAS                      C.P. MARGARITA GARCIA MORALES